Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 9/15/05


Blended Coupon 5.2460%


Excess Protection Level
3 Month Average   7.09%
March, 2001   8.27%
February, 2001   6.65%
January, 2001   6.37%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.56%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,172,058,483.42